CONSOLIDATED FINANCIAL STATEMENTS

VECTORIA, INC.

December 31 st , 2001

Pontbriand, Roy, Ethier S.E.N.C.                                                                                                                2035 Avenue Victoria                       Telephones:  (450) 672-2525
                                                                                                                                                                                        Bureau 200                                     Montreal:     (514) 526-8006
                                                                                                                                                                                        Saint-Lambert (Quebec)                     Telecopieur: (450) 672-2502

AUDITORS' REPORT

T o the Shareholders of
Vectoria, Inc.

We have audited the consolidated balance sheet of Vectoria, Inc. as at December 31 2001, and the consolidated statements of income, retained earnings and changes in financial position for the 3 months period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards of Canada. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at December 31 2001 and the results of its operations and the changes in its financial position for the 3 month period then ended in accordance with Canadian generally accepted accounting principles of Canada.

                                                                               Pontbriand, Roy, Ethier
Saint-Lambert, Canada                                                                                                                               General Partnership
April 5, 2002                                                                                                                                              Chartered Accountants

Vectoria, Inc.
[Incorporated under the General Corporation law of Delaware]

CONSOLIDATED BALANCE SHEET

As at December 31st

                                                                                                                                                                       31-12-2001
                                                                                                                                                                                                                                                      $

ASSETS
Current assets
Cash                                                                                                                                                                                      499
Accounts receivable                                                                                                                                                           176,292
Prepaid expenses                                                                                                                                                                                                                       12,383
                                                                                                                                                                                                                                                    189,174
Fixed assets [note 4]                                                                                                                                                        1,263,483
Goodwill [note 5]                                                                                                                                                               738,114
                                                                                                                                                                                                                                                 2,190,771

LIABILITIES
Accounts payable and accrued liabilities                                                                                                                                 497,245
Current portion of obligations under capital leases [note 6]                                                                                                        519,889
                                                                                                                                                                                                                                                1,017,134
Obligations under capital leases [note 6]                                                                                                                               516,286
Due to parent company                                                                                                                                                        300,050
Shareholders’ equity
Capital stock [note 7]                                                                                                                                                               100
Retained earnings                                                                                                                                                                                                                   357,201
                                                                                                                                                                                                                                                   357,301
                                                                                                                                                                                                                                                2,190,771

See accompanying notes to the consolidated financial statements

1

Vectoria, Inc.

CONSOLIDATED RETAINED EARNING

For the 3 month period ended December 31st, 2001

                                                                                                                                                                                                                                         31-12-2001
                                                                                                                                                                                                                                                 $
                                                                                                                                                                                                                                          [3 months]

Balance, beginning the year                                                                                                                                                                                                    —

Net Earnings                                                                                                                                                                                                                        357,201

Balance, end of year                                                                                                                                                        357,201

See accompanying notes to the consolidated financial statements

2

Vectoria, Inc.

CONSOLIDATED STATEMENTS OF INCOME

For the 3 month period ended December 31st, 2001

                                                                                                                                                                                                                                        31-12-2001
                                                                                                                                                                                                                                                $
                                                                                                                                                                                                                                         [3 months]

Sales                                                                                                                                                                            138,869

Operating expenses [note 9]                                                                                                                                             144,211
Earnings before the following items                                                                                                                                                                                  (5,342)

Expenses
Administrative expenses [note 9]                                                                                                                                       147,097
Financial expenses [note 9]                                                                                                                                                                                                  7,549
                                                                                                                                                                                                                                               154,646
Earnings from continuing operations                                                                                                                                                                           (159,988)
Earnings from discontinued operations [note 10]                                                                                                                (358,017)
Gain on disposal of subsiduaries                                                                                                                                                                                     875,206
Net earnings                                                                                                                                                                  357,201

See accompanying notes to the consolidated financial statements

3

Vectoria, Inc.

CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION

For the 3 month period ended December 31st, 2001

                                                                                                                                                                                                                                        31-12-2001
                                                                                                                                                                                                                                                $
                                                                                                                                                                                                                                          [3 months]

Operating activities
Net earnings from continuing operations for the year                                                                                                          (159,988)
Items not affecting cash :
Depreciation – Fixed assets                                                                                                                                              22,928
Amortization – Goodwill                                                                                                                                                  20,000
                                                                                                                                                                                                                                           (117,060)
Changes in non-cash working capital balances related to operations :
Accounts receivable                                                                                                                                                                                                      (115,344)
Prepaid expenses                                                                                                                                                                                                              (11,382)
Accounts payable and accrued liabilities                                                                                                                             (5,472)
Inventory                                                                                                                                                                       7,968
Cash provided by operating activities                                                                                                                                                                        (241,290)

Investing activities
Cash deficiency from business acquisition [note 3]                                                                                                                                                 (76,802)
Acquisition of fixed assets                                                                                                                                          (1,017,734)
Cash provided by investing activities                                                                                                                            (1,094,536)

Financing activities
Capital stock issued                                                                                                                                                           100
Obligations under capital leases                                                                                                                                   1,036,175
Due to a parent company                                                                                                                                              300,050
Cash provided by financing activities                                                                                                                            1,336,325

Increase (decrease) in cash from continuing operations                                                                                                           499
Increase (decrease) in cash from discontinued operations [note 10]                                                                                             —
Cash (and cash equivalents) increase                                                                                                                                                                                499
Cash and cash equivalents, beginning                                                                                                                                     —
Cash and cash equivalents, end                                                                                                                                            499

See accompanying notes to the consolidated financial statements

4

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the 3 month period ended December 31st, 2001

1)    NATURE AND CONTINUANCE OF OPERATIONS

The company Vectoria, Inc. is incorporated under the General Corporation Law of Delamare on october 1 st 2001, and is a holding company.

2)    SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The financial statements for the year ended December 31, 2001 include the accounts of the company and the accounts of its wholly owned subsiduary, Vectoria Corp, from the date of acquisition namely october 2, 2001. Upon consolidation, all inter-company balanced and transactions have been eliminated.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Management believes that the estimates are reasonable.

5

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the 3 month period ended December 31st, 2001

2)    SIGNIFICANT ACCOUNTING POLICIES (Cont’d )

Fixed assets

Capital assets are stated at cost, net of tax credits. Depreciation is provided over the useful life of assets, using the following methods and rates:

                                   Methods    Rates
Computer equipment
under capital leases                                                                       Diminishing balance                                                                           30%
Furniture and equipment                                                              Diminishing balance                                                                           20%
Leasehold improvements                                                             Straight-line                                                                                          20%

Goodwill

Goodwill, which represents the excess of the purchase price over the fair value of net assets acquired, is amortized on a straight-line basis over ten years.

Going concern

These financial statements have been prepared in accordance with accounting principles that apply to a going concern. This presupposes that the company will continue its operations in the foreseeable future and that will be able to realize its assets and discharge its liabilities in the normal course of operations.

A unfavorable condition have left some doubt as to the appropriateness of this assumption. Its working capital is deficient. These financial statements do not reflect adjustments that would be necessary if the going concern assumption were not appropriate, because managmenet feels that the measures described above that il took or intends to take will mitigate the effect of the conditions and facts that raise doubt about the appropriateness of this assumption.

6

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the 3 month period ended December 31st, 2001

2)    SIGNIFICANT ACCOUNTING POLICIES (Cont’d )

R evenue Recognition

The company recognizes revenue from the sale of providing Internet access services and computer integration and technology security when the services have been rendered. The company’s new IP telephony service will be billed in advance on a monthly basis and deferred until earned.

3)    BUSINESS COMBINATION

        On October 2, 2001 the company completed the acquisition of 100 % of the issued common shares of Vectoria Corp. The company paid for the acquisition by way of a note payable in five years. The acquisition has been accounted for using the purchase method of accounting. The operations of Vectoria Corp are included in the consolidated statement of earnings of the company from October 2, 2001, the effective date of the acquisition.

The net assets acquired on October 2, 2001 are as follows :
Discontinued    Continuing
                                                                                                                                      operations as at                        operations as at
                                                                                                  December 31, 2001                                                  December 31, 2001    Total
                                                                                                                                                  $    $                                          $

Bank deficiency                                                                                 (105,464)                                                       (76,802)                  (182,266)
Accounts receivable                                                                            936,978                                                         60,948                    997,926
Prepaid expenses                                                                                  14,599                                                           1,001                             15,600
Inventories                                                                                        260,686                                                           7,967                    268,653
Capital assets                                                                                     229,629                                                       268,677                    498,306
Intangible assets                                                                                                                     —                                                       712,058                     712,058
Goodwill                                                                                                   —                                                         46,056                       46,056
Accounts payable and accured liabilities                                                (971,040)                                                     (502,717)                 (1,473,757)
Equity investment                                                                              117,424                                                                —                     117,424
                                                                                                                                        482,812                                                        517,188                   1,000,000
Consideration :
Note payable due on October 2, 2006                                                                                                                                                                                                        1,000,000

7

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the 3 month period ended December 31st, 2001

4)    FIXED ASSETS
                                                                            31-12-2001
                                             Accumulated    Net book                                                                                                    Cost    depreciation                        value
                                                                                                                                      $                                         $                                          $

Furnitures and equipment                                                                                              264,687                         22,734                    241,953
Leasehold improvements                                                                                                  1,939                              194                       1,745
Computer equipment under
         capital leases                                                                                                                                       1,019,785                                           —                       1,019,785
                                                                                                                                                                        1,286,411                          22,928                      1,263,483

5)    GOODWILL

                                                                          31-12-2001
                                            Accumulated    Net book                                                                                                            Cost    amortization                          value

                                                                                                                                                                                $                                           $                                          $

Goodwill                                                                                                                     758,114                        20,000                     738,114
                                                                                                                                                                            758,114                        20,000                     738,114

8

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the 3 month period ended December 31st, 2001

6)    OBLIGATIONS UNDER CAPITAL LEASES

                                                                                                                                                                                                                                       31-12-2001
                                                                                                                                                                                                                                               $

Office furniture lease contract, of a total amount of 19,472 $, repayable in monthly instalments of 764 $ including interest calculated at 19,61 % maturing from May 1, 2004.                                                                                                                                               22,920

Computer equipment lease contracts, of a total amount of 1,019,785 $, repayable in monthly instalments of 15,287 $ including interest calculated at 13,30%, with a purchase option of 264,389 $ at maturity, on March 27, 2004.                                                         1,083,950

Total amount of future minimum lease payments                                                                                                              1,106,870
Interest included in instalments                                                                                                                                       (70,695)
                                                                                                                                                                                                                                       1,036,175
Current portion                                                                                                                                                                                (519,889)
                                                                                                                                                                                                                                          516,286

Future minimum lease payments under the capital leases for subsequent years are as follows : 2002, 537,412 $; 2003, 192,612 $; 2004, 376,846 $

The current portion of the obligations under capital leases includes an amount of $377,698 representing the first instalment to be followed by 29 monthly instalments for the computer equipment lease contracts.

7)    CAPITAL STOCK
Authorized

An unlimited number of common shares without par value.

                                                                                                                                                                                                                                      31-12-2001
                                                                                                                                                                                                                                              $
Issued
               100 common shares                                                                                                                                                                                                        100

9

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the 3 month period ended December 31st, 2001

8)    FINANCIAL INSTRUMENTS

Interest rate risk

The interest rate risk of the Company is limited. A variation of 1 % on interest rate do not have an important effect on the benefit, cash flows or the financial situation of the Company.

Credit risk

The company provides credit to its clients in the normal course of its operations. For the other debts, the company determines, on a continuing basis, the probable losses and sets up a provision for losses based on the estimated realizable value.

10

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the 3 month period ended December 31st, 2001

9)                       STATEMENT OF INCOME

                                                                                                                                                                                                                                               31-12-2001
                                                                                                                                                                                                                                                       $
                                                                                                                                                                                                                                               [3 months]

Operating expenses
Salaries and employee benefits                                                                                                                                                79,000
Rent                                                                                                                                                                                   24,034
Repairs and maintenance                                                                                                                                                            992
Travelling expenses                                                                                                                                                               21,965
Insurances                                                                                                                                                                            2,331
Taxes and licence                                                                                                                                                                  15,889
                                                                                                                                                                                                                                                     144,211

Administrative expenses
Professional fees                                                                                                                                                                  24,025
Office expenses                                                                                                                                                                    16,385
Communications                                                                                                                                                                   55,225
Administrative expenses                                                                                                                                                          2,808
Entertainment expenses                                                                                                                                                           5,726
Depreciation – Fixed assets                                                                                                                                                    22,928
Amortization – Intangibles assets                                                                                                                                            20,000
                                                                                                                                                                                                                                                    147,097

Financial expenses
Interests and bank charges                                                                                                                                                      7,549
                                                                                                                                                                                                                                                        7,549

11

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the 3 month period ended December 31st, 2001

10)               DISCONTINUED OPERATIONS

On December 28, 2001, the company disposed of two subsidiaries for total proceeds of $1,000,001, namely, Vectoria Capital for a note receivable of $1,000,000 and Vectoria Informatique and Telecommunication Inc. for $1. One of the subsidiary was sold for a note receivable from the company from which Vectoria Corp was originally acquired. Therefore the note payable has been offset with the note receivable for financial statement presentation.

The company remains a guarantor on two loans that were contratcted by Vectoria Informatique and Telecommunication Inc., the amout outstanding on these two loans as at December 31, 2001, amounted to $444,333. The company is currently seeking additional guaranties from the acquiror to completely offset the risks involved with the current graranties.

Net gain on disposal of theses subsidiaries has been presented as gain on disposal of subsidiaries in the consolidated statement of income. The statement of income and cash flows from discontinued operations are as follows :

Statement of income from discontinued operations :

                                                                                                                                                                                                                                            31-12-2001
                                                                                                                                                                                                                                                    $
                                                                                                                                                                                                                                              [3 months]

Sales                                                                                                                                                                           1,344,326

Cost of goods sold
Inventory, beginning                                                                                                                                                         364,738
Purchase                                                                                                                                                                         720,852
Shipping                                                                                                                                                                               588
                                                                                                                                                                                                                                              1,086,178
Less: Inventory, end                                                                                                                                                                 —
                                                                                                                                                                                                                                              1,086,178
Gross margin                                                                                                                                                                  258,148

12

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the 3 month period ended December 31st, 2001

10)                                  DISCONTINUED OPERATIONS (cont’d)

                                                                                                                                                                                                                                            31-12-2001
                                                                                                                                                                                                                                                     $
                                                                                                                                                                                                                                             [3 months]

Operating expenses
Salaries and employee benefits                                                                                                                                            231,679
Rent                                                                                                                                                                                42,163
Repairs and maintenance                                                                                                                                                       8,744
Travelling expenses                                                                                                                                                              5,361
Promotion                                                                                                                                                                         43,248
Insurances                                                                                                                                                                        16,727
Taxes and licence                                                                                                                                                                     —
                                                                                                                                                                                                                                                  347,922

Administrative expenses
Professional fees                                                                                                                                                                32,482
Office expenses                                                                                                                                                                   7,549
Communications                                                                                                                                                                  3,018
Energy                                                                                                                                                                               7,742
Administrative expenses                                                                                                                                                    176,872
Entertainment expenses                                                                                                                                                           808
Depreciation – Fixed assets                                                                                                                                                  10,994
                                                                                                                                                                                                                                                 239,465

Financial expenses
Interests and bank charges                                                                                                                                                                                                     4,335
Credit charges                                                                                                                                                                   24,443
                                                                                                                                                                                                                                                   28,778
Earnings before income taxes                                                                                                                                           (358,017)
Income taxes
    current                                                                                                                                                                                                                                         —

Net earnings from discontinues operations                                                                                                                        (358,017)

13

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the 3 month period ended December 31st, 2001

10)                       DISCONTINUED OPERATIONS (cont’d)

Statement of cash flows from discontinued operations :

                                                                                                                                                                                                                                             31-12-2001
                                                                                                                                                                                                                                                     $
                                                                                                                                                                                                                                              [3 months]

Operating activities
Net earnings for the year                                                                                                                                 (358,017)
Items not affecting cash :
    Depreciation – Fixed assets                                                                                                                                               10,994
                                                                                                                                                                                                                                (347,023)
Changes in non-cash working capital balance items consists of :
Accounts receivable                                                                                                                                                   244,754
Prepaid expenses                                                                                                                                                           5,000
Accounts payable and accrued liabilities                                                                                                                         251,253
        Inventory                                                                                                                                                                                                                       (104,052)
Cash provided by operating activities                                                                                                           49,932

Investing activities
Cash deficiency from business acquired [note 3]                                                                                                                   (105,464)
Acquisition of fixed assets                                                                                                                                                  (29,202)
Acquisition of intangibles assets                                                                                                                64,433
Cash provided by investing activities                                                                                                           (70,233)

Cash balance of subsidiaries on disposal                                                                                                       (20,301)
Cash and cash equivalents,end                                                                                                                       —

14

CONSOLIDATED FINANCIAL STATEMENTS

VECTORIA, INC.

December 31 st , 2002

Pontbriand, Roy, Ethier S.E.N.C.                                                                                                                2035 Avenue Victoria                       Telephones:  (450) 672-2525
                                                                                                                                                                                        Bureau 200                                     Montreal:     (514) 526-8006
                                                                                                                                                                                        Saint-Lambert (Quebec)                     Telecopieur: (450) 672-2502

AUDITORS' REPORT

To the Shareholders of
Vectoria, Inc.

We have audited the consolidated balance sheet of Vectoria, Inc. as at December 31 2002, and the consolidated statements of income, retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards of Canada. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at December 31 2002 and the results of its operations and the changes in its financial position for the year then ended in accordance with Canadian generally accepted accounting principles of Canada.

                                                                                                                                                         Pontbriand, Roy, Ethier
Saint-Lambert, Canada                                                                                                                     General Partnership
March 17, 2003                                                                                                                                Chartered Accountants

Vectoria, Inc.
[Incorporated under the General Corporation law of Delaware]

CONSOLIDATED BALANCE SHEET

As at December 31st

                                                                                                                                                                                               2002                               2001
                                                                                                                                                                                                  $    $

ASSETS
Current assets
Cash                                                                                                                                       20,829                                499
Accounts receivable                                                                                                                        —                           176,292
Prepaid expenses                                                                                                                            —                             12,383
                                                                                                                                                                                             20,829                          189,174
Fixed assets [note 3]                                                                                                                899,651                               1,263,483
Goodwill [note 4]                                                                                                                            —                          738,114
                                                                                                                                                                                            920,480                       2,190,771

LIABILITIES
Accounts payable and accrued liabilities                                                                                     2,094,551                          497,245
Current portion of obligations under capital leases [note 5]                                                                                   180,219                          519,889
                                                                                                                                                                                         2,274,770                        1,017,134
Obligations under capital leases [note 5]                                                                                      321,693                          516,286
Due to parent company                                                                                                               269,311                          300,050
Due to an administrator                                                                                                             130,000                                 —
Shareholders’ equity
Capital stock [note 6]                                                                                                                      100                                100
Retained earnings                                                                                                                  (2,075,394)                          357,201
                                                                                                                                                                                        (2,075,294)                                   357,301
                                                                                                                                                                                             920,480                         2,190,771

See accompanying notes to the consolidated financial statements

1

Vectoria, Inc.

CONSOLIDATED RETAINED EARNING

As at December 31

                                                                                                                                                                                             2002                               2001
                                                                                                                                                                                                $    $

Balance, beginning the year                                                                                                                                        357,201                               —

    Net Earnings (Net loss)                                                                                                                                        (2,432,595)                            357,201
Balance, end of year                                                                                                             (2,075,394)                            357,201

See accompanying notes to the consolidated financial statements

2

Vectoria, Inc.

CONSOLIDATED STATEMENTS OF INCOME

As at December 31
                                                                                                                                                                                                 2002                                2001
                                                                                                                                                                                                     $    $

Sales 378,812 138,869

Operating expenses [note 8]                                                                                                       879,120                             144,211
Earnings before the following items                                                                                             (500,308)                                        (5,342)

Expenses
Administrative expenses [note 8]                                                                                               1,848,180                             147,097
Financial expenses [note 8]                                                                                                                                              84,107                                7,549
                                                                                                                                                                                          1,932,287                                      154,646
Earnings from continuing operations                                                                                                   —                             (159,988)
Earnings from discontinued operations [note 9]                                                                                                                —                             (358,017)
Gain on disposal of subsiduaries                                                                                                          —                                       875,206
Net earnings (Net loss)                                                                                                                                              (2,432,595)                                      357,201

See accompanying notes to the consolidated financial statements

3

Vectoria, Inc.
CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION

As at December 31

                                                                                                                                                                                                     2002                                2001
                                                                                                                                                                                                         $    $

Operating activities
Net earnings from continuing operations for the year                                                                         (2,432,595)                         (159,988)
Items not affecting cash :
Depreciation – Fixed assets                                                                                                              359,903                             22,928
Amortization – Goodwill                                                                                                                                                                  —                              20,000
Loss of disposal of fixed assets                                                                                                           24,550                                 —
Write off of goodwill                                                                                                                       689,577                                  —
                                                                                                                                                                                               (1,358,565)                         (117,060)
Changes in non-cash working capital balances related to operations :
Accounts receivable                                                                                                                       176,292                          (115,344)
Prepaid expenses                                                                                                                             12,383                            (11,382)
Accounts payable and accrued liabilities                                                                                          1,597,306                                      (5,472)
Inventory                                                                                                                                             —                              7,968
Cash provided by operating activities                                                                                                 427,416                          (241,290)

Investing activities
Cash deficiency from business acquisition                                                                                                  —                            (76,802)
Proceed of sales of a subsidiary assets                                                                                               105,000                                  —
Acquisition of fixed assets                                                                                                                (77,084)                       (1,017,734)
Cash provided by investing activities                                                                                                    27,916                        (1,094,536)

Financing activities
Capital stock issued                                                                                                                                                                         —                                             100
Obligations under capital leases                                                                                                         22,423                           1,036,175
Due to a parent company                                                                                                                 (30,739)                            300,050
Due to an administrator                                                                                                                  130,000                                               —
Disbursement on obligations under capital leases                                                                                (556,686)                                  —
Cash provided by financing activities                                                                                                (435,002)                         1,336,325

Increase (decrease) in cash from continuing operations                                                                                                 (20,330)                                          499
Cash (and cash equivalents) increase                                                                                                                                  (20,330)                                499
Cash and cash equivalents, beginning                                                                                                      499                                  —
Cash and cash equivalents, end                                                                                                         (20,829)                                 499

See accompanying notes to the consolidated financial statements

4

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

As at December 31

1)    NATURE AND CONTINUANCE OF OPERATIONS

The company Vectoria, Inc. is incorporated under the General Corporation Law of Delaware on October 1 st 2001, and is a holding company.

2)    SIGNIFICANT ACCOUNTING POLICIES

The Company’s consolidated financial statements are stated in Canadian dollars and have been prepared in accordance with generally accepted accounting principles in Canada (GAAP).

Basis of presentation

These consolidated financial statements have been prepared using accounting principles applicable to a going concern, which assume that the Company will continue its operations in the foreseeable future and be able to realize its assets and discharge its liabilities in the normal course of operations.

During the last fiscal year, the Company incurred operating losses and has an accumulated deficit of $2,075,394 as at December 31, 2002.

The Company’s ability to continue as a going concern is dependent upon its ability to pursue its debt restructuring, achieving profitable operations and upon generating positive cash flow operations. Accordingly, the going concern assumption may not be appropriate for these consolidated financial statements, in which case carrying value adjustments of reclassifications of assets, liabilities and reported results of operation might be necessary

Consolidation basis

The consolidated financial statements include the accounts Vectoria Inc. and its wholly owned subsidiary Vectoria Corp.

5

Vectoria, Inc.

NOTES TO THECONSOLIDATED FINANCIAL STATEMENTS

As at December 31

2)    SIGNIFICANT ACCOUNTING POLICIES (Cont’d )

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Management believes that the estimates are reasonable.

Fixed assets

Capital assets are stated at cost, net of tax credits. Depreciation is provided over the useful life of assets, using the following methods and rates:

                                             Methods    Rates
Computer equipment
under capital leases                                                                                  Diminishing balance                                                                          30%
Furniture and equipment    Diminishing balance                                                                          20%
Leasehold improvements                                                                         Straight-line                                                                                        20%

Going concern

These financial statements have been prepared in accordance with accounting principles that apply to a going concern. This presupposes that the company will continue its operations in the foreseeable future and that will be able to realize its assets and discharge its liabilities in the normal course of operations.

6

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

As at December 31

2)    SIGNIFICANT ACCOUNTING POLICIES (C ont’d )

Going concern (Cont’d)

An unfavorable condition have left some doubt as to the appropriateness of this assumption. Its working capital is deficient. These financial statements do not reflect adjustments that would be necessary if the going concern assumption were not appropriate, because management feels that the measures described above that it took or intends to take will mitigate the effect of the conditions and facts that raise doubt about the appropriateness of this assumption.

R evenue Recognition

The company recognizes revenue from the sale of providing Internet access services and computer integration and technology security when the services have been rendered. The company’s new IP telephony service will be billed in advance on a monthly basis and deferred until earned.

3)    FIXED ASSETS
                              2002                                                         2001
                  Accumulated                      Net bookNet           book
Cost                                          depreciation   value  value
                                                                                                          $                                                       $                                           $  $

Furnitures and equipment                                        23,223                                    8,374                        14,849           241,953
Leasehold improvements                                           1,939                                      582                          1,357              1,745
Computer equipment under
     capital leases                                                                 1,247,185                                            363,740                             883,445            1,019,785

                                                                                              1,272,347                                 372,696                       899,651         1,263,483

7

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

As at December 31

4)    GOODWILL

                                 2002                                    2001
        Accumulated    Net bookNet         book
Cost                                        depreciation         value  value
                                                                                                          $                                                     $                          $                             $

Goodwill                                                                   —                                      —                  —              738,114
                                                                                                         —                                      —                  —              738,114
5)    OBLIGATIONS UNDER CAPITAL LEASES

                                                                                                                                                            2002                                   2001
                                                                                                                                                                $                                                     $

Office furniture lease contract, of a total amount of 19,472 $, repayable in monthly instalments of 764 $
including interest calculated at 19,61 % maturing from May 1, 2004.                                     13,752                                  22,920

Computer equipment lease contracts, of a total amount of 1,019,785 $, repayable in monthly instalments of 15,287 $ including interest calculated
at 13,30%, with a purchase option of 264,389 $ at maturity, on March 27, 2004.            493,694                             1,083,950

Computer equipment lease contracts, of a total amount of 22,423 $ repayable in monthly installments of 739 $ including interest calculated at 11,45 % at maturity
on March 31, 2005.                                                                                                                          19,949                                      —
Total amount of future minimum lease payments                                                   527,395                              1,106,870
Interest included in instalments                                                                                                  (25,483)                                (70,695)
                                                                                                                                                          501,912                              1,036,175
Current portion                                                                                              (180,219)                              (519,889)
                                                                                                                                                          321,693                                516,286

Future minimum lease payments under the capital leases for subsequent years are as follows : 2003, 180,219 $; 2004, 319,837 $; 2005, 1 856 $

8

Vectoria, Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

As at December 31, 2002

6)    CAPITAL STOCK

Authorized

An unlimited number of common shares without par value.
                                                                                                                                                         2002                               2001
                                                                                                                                                             $    $

      Issued
        100 common shares                                                                                   100     100

7)    FINANCIAL INSTRUMENTS

Interest rate risk

The interest rate risk of the Company is limited. A variation of 1 % on interest rate do not have an important effect on the benefit, cash flows or the financial situation of the Company.

Credit risk

The company provides credit to its clients in the normal course of its operations. For the other debts, the company determines, on a continuing basis, the probable losses and sets up a provision for losses based on the estimated realizable value.

9

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

As at December 31, 2002
8)                 STATEMENT OF INCOME
                                                                                                                                                                                     2002                                2001
                                                                                                                                                                                         $    $

Operating expenses
Salaries and employee benefits                                                                                            622,414                               79,000
Rent                                                                                                                                68,402                               24,034
Repairs and maintenance                                                                                                     13,172                                   992
Traveling expenses                                                                                                             39,330                               21,965
Insurances                                                                                                                                                                  7,395                                 2,331
Taxes and license                                                                                                               23,294                                15,889
Purchase                                                                                                                                                                100,843                                     —
Publicity                                                                                                                            4,270                                                 —
                                                                                                                                                                                879,120                               144,211

Administrative expenses
Professional fees                                                                                                               15,000                                           24,025
Office expenses                                                                                                               195,110                                 16,385
Communications                                                                                                              399,464                                55,225
Administrative expenses                                                                                                     17,895                                  2,808
Entertainment expenses                                                                                                        4,836                                  5,726
Depreciation – Fixed assets                                                                                                359,903                                22,928
Amortization – Intangibles assets                                                                                               —                                 20,000
Bad debt                                                                                                                        141,845                                      —
Write off of goodwill                                                                                                        689,577                                      —
Loss of disposal of fixed assets                                                                                           24,550                                       —
                                                                                                                                                                           1,848,180                                 147,097

Financial expenses
Interests and bank charges                                                                                                 37,012                                   7,549
Long term interest                                                                                                             47,095                                      —
                                                                                                                                                                                 84,107                                    7,549

10

Vectoria, Inc.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

As at December 31

9)                 DISCONTINUED OPERATIONS

On October 1 st , 2002, the company disposed of all the assets of one of its subsidiary, namely Smartnet.ca Inc. for total proceeds of $120,000. Under the terms of the Sale Agreement certain payments were subject to revenue criteria.

As at December 31 st 2002 the company had received $105,000 the last payment will be deducted from revenue adjustments as per the Sale Agreement.

Also during the year, the company ceased to operate the activities of one of its subsidiaries namely, Prolan Inc., this company would eventually be liquidated. As at December
31st 2002, the company wrote-off net accounts receivable amounting to $17,999. Fixed assets having a net book value of $28,960, accounts payable of $28,819 and two lease agreements of $10,960 will be assumed by the company after liquidation.

10)              CONTINGENT LIABILITIES

A payable of $101,326 is presently under litigation. legal procedures have been instituted against the company. No provision has been recorded in the accounts.

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